UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 26, 2014

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2014, Brunswick Corporation (the “Company”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with the subsidiaries of the Company party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement amends and restates the Company’s existing credit agreement, dated as of March 21, 2011 (the “Prior Credit Agreement”). The Credit Agreement provides for a $300,000,000 facility with capacity to add $100,000,000 of additional commitments, and contains terms that differ from the Prior Credit Agreement, including, among other things:

•	Providing for a maturity date of June 26, 2019.

•
Removing the minimum fixed charge coverage ratio and adding (1) a minimum interest coverage ratio of 3.50 to 1.00 and (2) a maximum leverage ratio of, initially, 3.00 to 1.00, subject to increases in certain circumstances.

•	Converting the Credit Agreement from a secured asset-based facility to a secured cash flow-based facility and removing the borrowing base limitations on the Company’s capacity to borrow.

•
Replacing the commitment fee payable on unused commitments with a facility fee payable on the total amount of the commitments. The facility fee will be, initially, 0.25% per year. After the first delivery of financial statements, the rate will be determined by reference to a grid based on the Company’s leverage ratio, with a range of 0.20% to 0.35%, until the occurrence of the Investment Grade Release Date, on and after which the rate will be determined by reference to a grid based on certain of the Company’s credit ratings by S&P and Moody’s (the “Ratings”) with a range of 0.125% to 0.35%. The “Investment Grade Release Date” will occur when the Company achieves certain Ratings at a time when its leverage ratio at the end of each of the prior two fiscal quarters shall have been less than or equal to 2.25 to 1.00.

•
Amending the interest rates on loans to apply in addition to the facility fee and to be, initially, either a LIBOR rate plus a margin of 1.50%, or a base rate plus a margin of 0.50%. After the first delivery of financial statements, the margins will be determined by reference to a grid based on the Company’s leverage ratio, with a range of 1.30% to 1.90% for LIBOR rate loans, and a range of 0.30% to 0.90% for base rate loans (provided that the rate will not be lower than the initial rate until December 26, 2014), until the occurrence of the Investment Grade Release Date, on and after which the rate will be determined by reference to a grid based on the Company’s credit Ratings, with a range of 1.00% to 1.90% for LIBOR rate loans, and a range of 0% to 0.90% for base rate loans.

•
The amended and restated facility will, initially, continue to be secured by a security agreement between the Company and the subsidiary guarantors and JPMorgan Chase Bank, N.A. as administrative agent, pursuant to which the obligations of the Company and the guarantees of the subsidiaries under the Credit Agreement are secured by a first priority security interest in most of the Company’s and the subsidiary guarantors’ existing and future accounts receivable, inventory, equipment, intellectual property, other personal property and equity interests in substantially all their present and future directly held domestic subsidiaries. The amended and restated facility includes a collateral release provision under which all the collateral will be released if at any time on or after December 26, 2014 the Company achieves certain Ratings at a time when its leverage ratio at the end of each of the prior two fiscal quarters shall have been less than or equal to 2.25 to 1.00. These conditions have been satisfied as of this date. Failure at any subsequent time prior to the Investment Grade Release Date to maintain such Ratings shall result in a requirement to reinstate the collateral (provided that the collateral cannot be reinstated at any point once the Investment Grade Release Date occurs).

•
As with the Prior Credit Agreement, the new facility contains negative covenants that, among other things, limit the ability of the Company and certain of its subsidiaries, subject to exceptions, to, in certain circumstances, (i) incur indebtedness, (ii) issue preferred stock, (iii) create liens, (iv) merge or consolidate with certain entities, (v) dispose of property, (vi) undertake transactions with affiliates, (vii) make investments, loans, advances, guarantees and acquisitions, (viii) engage in sale and leaseback transactions, (ix) make restricted payments or payments of certain indebtedness, (x) enter into restrictive agreements, (xi) amend certain material documents, (xii) incur amounts in respect of customer finance program obligations exceeding a certain threshold, (xiii) enter into certain swap or similar agreements and (xiv) make changes in fiscal periods or lines of business. However, certain of the negative covenants in the new facility are less restrictive than those contained in the Prior Credit Agreement and certain of the covenants, including the restrictions on investments, dividends and customer finance program obligations will cease to apply after the Company Investment Grade Release Date.

The foregoing description of the Credit Agreement is a summary only of material changes from the Prior Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Statements made in this Current Report on Form 8-K that are forward-looking involve risks and uncertainties and are indicated by words such as “may,” “expects” and other similar words or phrases. Actual events or results may differ materially from those described herein. These uncertainties include, but are not limited to, future economic conditions and other risks described in filings with the SEC such as Brunswick’s most recent Forms 10-K and 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.                    Description of Exhibit

99.1	News Release, dated June 26, 2014 of Brunswick Corporation, announcing the execution of the Amended and Restated Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: June 26, 2014	By:	/s/ WILLIAM L. METZGER
William L. Metzger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1	News Release, dated June 26, 2014, of Brunswick Corporation, announcing the execution of the Amended and Restated Credit Agreement.